Earnings per share (EPS)	12 Months Ended
Dec. 31, 2016
Earnings Per Share, Basic [Abstract]
Earnings per share (EPS)

All common shares issued are Costamare common stock and have equal rights to vote and participate in dividends. In August 2013, the Company issued Series B Preferred Stock, which receives an annual dividend of 7.625%, payable quarterly in arrears on the 15th day of January, April, July and October of each year. In January 2014, the Company issued Series C Preferred Stock, which receives an annual dividend of 8.50%, payable quarterly in arrears on the 15th day of January, April, July and October of each year.Additionally, in May 2015, the Company issued Series D Preferred Stock, which receives an annual dividend of 8.75%, payable quarterly in arrears on the 15th day of January, April, July and October of each year. Profit or loss attributable to common equity holders is adjusted by the contractual amount of dividends on Series B Preferred Stock,Series C Preferred Stock and Series D Preferred Stockthat should be paid for the period. Dividends paid or accrued on Series B Preferred Stock,Series C Preferred Stock and Series D Preferred Stockduring the years endedDecember 31, 2014,2015 and 2016, amounted to $11,909, $17,903and $21,063, respectively.

	December 31,
	2014	2015	2016
	Basic EPS	Basic EPS	Basic EPS
Net income	$115,087	$143,764	$81,702
Less: paid and accrued earnings allocated to Preferred Stock	(11,909)	(17,903)	(21,063)
Net income available to common stockholders	103,178	125,861	60,639
Weighted average number of common shares, basic and diluted	74,800,000	75,027,474	77,243,252
Earnings per common share, basic and diluted	$1.38	$1.68	$0.79